SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12
JOHN HANCOCK FUNDS III
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
	☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

John Hancock Investment Management

Please vote today

We need your input on an important proposal that affects your investment.

Online
www.proxyvote.com

Phone
1-800-690-6903

Mail
Sign and return the enclosed voting card

A company of Manulife Investment Management

October 20, 2020
Please vote today.
Dear shareholder:
I am writing to ask you to approve a proposal that affects John Hancock U.S. Growth Fund (formerly, John Hancock U.S. Quality Growth Fund). As a registered shareholder, you would be voting on behalf of the fund shares you own.
Approve greater flexibility in the fund’s investment management
We are asking shareholders to approve an update of the fund’s diversification status. We believe, based on our review of its investment process, that the fund and its shareholders may benefit if the fund is operated as a “non-diversified” fund. Based on our experience and investment analysis, we believe that generally the ability for the fund to invest more significantly in fewer securities may enhance the probability of improved performance over the long term. We recommended this change to your fund’s Trustees, and they agreed it was in the best interests of shareholders.
How to vote
A special shareholder meeting to vote on this proposal has been scheduled for December 18, 2020. In light of the COVID-19 pandemic, the meeting will be a virtual meeting held via telephone only.
Attending the meeting via telephone
Shareholders of the fund may attend the meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 383 620 457#)
Note that this meeting is limited to shareholders of the fund.
Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting by phone, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:
Online: www.proxyvote.com
Phone: 1-800-690-6903
Mail: by returning the enclosed proxy card(s)
Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management,
Head of Wealth and Asset Management
United States and Europe

John Hancock Investment Management

Please vote today

We need your input on an important proposal that affects your investment.

Online

Phone

Mail

A company of Manulife Investment Management

October 20, 2020
Please vote today.
Dear shareholder:
I am writing to ask you to approve a proposal that affects John Hancock U.S. Growth Fund (formerly, John Hancock U.S. Quality Growth Fund). As a registered shareholder, you would be voting on behalf of the fund shares you own.
Approve greater flexibility in the fund’s investment management
We are asking shareholders to approve an update of the fund’s diversification status. We believe, based on our review of its investment process, that the fund and its shareholders may benefit if the fund is operated as a “non-diversified” fund. Based on our experience and investment analysis, we believe that generally the ability for the fund to invest more significantly in fewer securities may enhance the probability of improved performance over the long term. We recommended this change to your fund’s Trustees, and they agreed it was in the best interests of shareholders.
How to vote
A special shareholder meeting to vote on this proposal has been scheduled for December 18, 2020. In light of the COVID-19 pandemic, the meeting will be a virtual meeting held via telephone only.
Attending the meeting via telephone
Shareholders of the fund may attend the meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 383 620 457#)
Note that this meeting is limited to shareholders of the fund.
Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting by phone, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:
Online: by visiting the website on your proxy card(s) and entering your control number
Phone: by calling the number listed on your proxy card(s)
Mail: by returning the enclosed proxy card(s)
Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management,
Head of Wealth and Asset Management
United States and Europe

JOHN HANCOCK U.S. GROWTH FUND
(FORMERLY, JOHN HANCOCK U.S. QUALITY GROWTH FUND)
a series of JOHN HANCOCK FUNDS III
200 Berkeley Street
Boston, Massachusetts 02116
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the shareholders of John Hancock U.S. Growth Fund (formerly, John Hancock U.S. Quality Growth Fund) (the “Fund”) :
Notice is hereby given that a special meeting of shareholders of the Fund will be held on Friday, December 18, 2020, at 2:00 P.M., Eastern Time (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.
Attending the Meeting via telephone
Shareholders of the Fund may attend the Meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 383 620 457#)
Note that this Meeting is limited to shareholders of the Fund.
A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Meeting will be held for the following purposes:
Proposal	To change the classification of the Fund from “diversified” to “non-diversified”.
Any other business that may properly come before the Meeting or any adjournment of the Meeting.
The Board of Trustees recommends that you vote FOR the Proposal.
Each shareholder of record of the Fund as of the close of business on October 15, 2020, is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.
Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.
Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to Be Held on December 18, 2020:
The Proxy Statement is available at:
https://www.jhinvestments.com/resources/all-resources/other/john-hancock-u-s-growth-fund-proxy-statement
By order of the Board of Trustees, Christopher Sechler Secretary
October 20, 2020
Boston, Massachusetts

Your vote is important - Please vote your shares promptly.
Shareholders are invited to attend the Meeting by phone. Any shareholder who does not expect to attend the Meeting is urged to vote by:
(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)	following the touch-tone telephone voting instructions found below; or
(iii)	following the Internet voting instructions found below.
In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be.
INSTRUCTIONS FOR EXECUTING PROXY CARDS
The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.
Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).
All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).
INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
Read the enclosed Proxy Statement, and have your proxy card(s) handy.
Call the toll-free number indicated on your proxy card(s).
Enter the control number found on the front of your proxy card(s).
Follow the recorded instructions to cast your vote.
INSTRUCTIONS FOR VOTING BY INTERNET
Read the enclosed Proxy Statement, and have your proxy card(s) handy.
Go to the Web site on the proxy card(s).
Enter the control number found on the front of your proxy card(s).
Follow the instructions on the Web site.

JOHN HANCOCK U.S. GROWTH FUND,
(FORMERLY, JOHN HANCOCK U.S. QUALITY GROWTH FUND),
a series of JOHN HANCOCK FUNDS III
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 18, 2020
This Proxy Statement contains the information that a shareholder should know before voting on the proposal described in the notice. The Fund will furnish, without charge, a copy of its Annual Report and Semiannual Report to any shareholder upon request by writing to the Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling 1-800-225-5291.
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of John Hancock Funds III (the “Trust”) for use at the special meeting of shareholders of John Hancock U.S. Growth Fund (formerly, John Hancock U.S. Quality Growth Fund) (the “Fund”), a series of the Trust. The special meeting will be held on Friday, December 18, 2020, at 2:00 P.M., Eastern Time (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.
Attending the Meeting via telephone
Shareholders of the Fund may attend the Meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 383 620 457#)
Note that this Meeting is limited to shareholders of the Fund.
The Board is soliciting proxies from shareholders with respect to the proposal set forth below.
Proposal	To change the classification of the Fund from “diversified” to “non-diversified”.
The definitive Proxy Statement and proxy card are intended to be first mailed to shareholders on or about November 10, 2020.
The Fund’s Advisor, Administrator, Distributor, and Subadvisor
John Hancock Investment Management LLC (the “Advisor”), 200 Berkeley Street, Boston, Massachusetts, 02116, serves as the Fund’s investment advisor and administrator. An affiliate of the Advisor, John Hancock Investment Management Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Fund’s distributor. Wellington Management Company LLP (the “Subadvisor”), 280 Congress Street, Boston, Massachusetts 02210, serves as the Fund’s subadvisor.
Record Ownership
The Board has fixed the close of business on October 15, 2020 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, 58,160,863.844 shares of beneficial interest of the Fund were outstanding.
As of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of the Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the Fund. Information regarding shareholders that hold 5% or more of the Fund’s shares as of the Record Date is set forth in Appendix A to this Proxy Statement (“Outstanding Shares and Share Ownership”).
1

PROPOSAL — APPROVAL OF CHANGE TO THE FUND’S DIVERSIFICATION STATUS
Introduction
As a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund currently has a fundamental policy substantively the same as the following: that it may not with respect to 75% of its total assets invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. As a fundamental policy, any change to such policy requires shareholder approval. If the change in the Fund’s diversification status is approved, the Fund will operate as a non-diversified fund. The risk of operating as a non-diversified fund is that the Fund could have more concentrated ownership of certain issuers than if it was a diversified fund. Concentrated ownership of issuers may make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. By changing the Fund’s status to be non-diversified, portfolio management will have more flexibility in managing the Fund’s investments as described herein.
Shareholders of the Fund are being asked to approve the change to the Fund’s diversification status. The Advisor has recommended to the Board that this fundamental investment restriction be changed.
The Advisor believes, based on a review of the Fund’s investment process, that the Fund and its shareholders may benefit if the Fund is operated as a “non-diversified” fund. Based on its experience and investment analysis, the Advisor believes that generally the ability for the Fund to invest more significantly in fewer securities may enhance the probability of improved performance over the long term.
The Board has concluded that the proposed change to the diversification status is appropriate and will benefit the Fund and its shareholders. The Board recommends that shareholders of the Fund approve the proposed change.
If approved by the Fund’s shareholders, the change to the Fund’s diversification status will become effective when the Fund’s SAI is revised or supplemented to reflect the change. Assuming that the proposed change is approved at the Meeting, the Fund expects to file a revision or supplement to its SAI on or about December 18, 2020.
If the proposed change is not approved by the Fund’s shareholders, the current fundamental investment restriction regarding diversification will remain in effect.
Change to the Fund’s Diversification Status
The following table sets forth the Fund’s current fundamental investment restriction regarding diversification and the proposed restriction.
Current Fundamental Restriction Regarding Diversification	Proposed Fundamental Restriction Regarding Diversification

The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund has elected to be treated as a non-diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposal. A fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, or as to the percentage of the outstanding voting securities of such issuer that may be owned, except by the fund’s own investment restrictions. A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of issuers, may invest more of its assets in the securities of a single issuer, and may be affected more than a diversified fund by a change in the financial condition of any of these issuers or by the financial markets’ assessment of any of these issuers.
The Board, including the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Advisor, or the Subadvisor (the “Independent Trustees”), recommends that the Fund’s shareholders vote “FOR” the Proposal.
*  *  *
MISCELLANEOUS
Required Vote for Proposal
Approval of the Proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund, as defined below.
In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of the Fund means the affirmative vote of the lesser of:
(1)	67% or more of the voting securities of the Fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or
(2)	more than 50% of the outstanding voting securities of the Fund.
Shareholders do not have appraisal rights in connection with the Proposal in this Proxy Statement.
2

Voting Procedures
In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.
Attending the Meeting via telephone
Shareholders of the Fund may attend the Meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 383 620 457#)
Note that this Meeting is limited to shareholders of the Fund.
All properly executed and timely received proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal. A proxy that is not timely received will not be voted.
Revocation of Proxies. Proxies may be revoked at any time before the Meeting either: (i) by a written revocation received by the Secretary of the Trust; (ii) by a properly executed later-dated proxy received by the Secretary of the Trust; or (iii) by being present at the Meeting and notifying the Secretary of the Trust (without complying with any formalities) at any time before the proxy is voted that the shareholder wishes to vote. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.
Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a simple majority of the outstanding shares of the Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.
Shareholders are entitled to one vote for each share held and proportionate fractional votes for fractional shares held. No shares have cumulative voting rights.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a simple majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.
Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote “against” a proposal.
Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials will be borne by the Fund and are estimated to be $100,000.
Distribution and Solicitation of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Trust; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Broadridge, an investor communications firm, has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $300,000. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Fund.
Telephone Voting
In addition to soliciting proxies by mail, by fax, by email or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Advisor, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.
A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide certain identifying information.
The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.
Alternatively, a shareholder may call the Fund’s Voice Response Unit to vote by taking the following steps:
•	Read the Proxy Statement and have your proxy card(s) at hand.
•	Call the toll-free-number located on your proxy card(s).
•	Enter the “control number” found on the front of your proxy card(s).
•	Follow recorded instructions to cast your vote.
3

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.
Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.
To vote via the Internet:
•	Read the Proxy Statement and have your proxy card(s) at hand.
•	Go to the Web site on the proxy card(s).
•	Enter the “control number” found on the front of your proxy card(s).
•	Follow the instructions on the Web site.
To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.
Shareholders Sharing the Same Address
As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and other materials that the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800‐225‐5291. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.
Other Matters
The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF TRUSTEES
October 20, 2020,
Boston, Massachusetts
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.
4

APPENDIX A — OUTSTANDING SHARES AND SHARE OWNERSHIP
To the best knowledge of the Trust, as of the Record Date, the following shareholders owned beneficially or of record 5% or more of the outstanding classes of shares of the Fund. A shareholder who owns beneficially more than 25% of any class of the Fund is deemed to be a control person of that class and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.
Name and Address	Share Class	Percentage Owned	Type of Ownership
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	A	12.10%	Record
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	A	6.41%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	C	14.21%	Record
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	C	12.80%	Record
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	C	11.56%	Record
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	C	10.47%	Record
WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	C	5.31%	Record
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	C	5.03%	Record
RAYMOND JAMES FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	I	23.46%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	I	22.31%	Record
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	I	15.76%	Record

Name and Address	Share Class	Percentage Owned	Type of Ownership
CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	I	11.98%	Record
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	I	11.19%	Record
JOHN HANCOCK LIFE INSURANCE COMPANY (USA) 200 BERKELEY ST BOSTON MA 02116-5022	NAV	100.00%	Beneficial
ASCENSUS TRUST COMPANY FBO INLAND PAPER COMPANY 401 K PLAN 7 PO BOX 10758 FARGO ND 58106-0758	R2	18.06%	Beneficial
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	R2	13.89%	Record
ASCENSUS TRUST COMPANY FBO ILGENFRITZ CONSULTING LLC RETIREMEN PO BOX 10758 FARGO ND 58106-0758	R2	12.11%	Beneficial
ASCENSUS TRUST COMPANY FBO MURPHY CONSULTING RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	R2	11.13%	Beneficial
ASCENSUS TRUST COMPANY FBO VERONICA S GLASS JEWELRY RETIREMENT PO BOX 10758 FARGO ND 58106-0758	R2	8.27%	Beneficial
MG TRUST COMPANY CUST FBO BRONSON COMMUNITY SCHOOLS 403 B 717 17TH ST STE 1300 DENVER CO 80202-3304	R2	7.02%	Record
MATRIX TRUST COMPANY CUST FBO VERNON COLLEGE 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	R2	6.80%	Record
ASCENSUS TRUST COMPANY FBO D JORRITSMA 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	R2	5.38%	Record
ASCENSUS TRUST COMPANY FBO ALTEK, INC 401(K) PLAN ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	R4	99.50%	Beneficial

Name and Address	Share Class	Percentage Owned	Type of Ownership
JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS 200 BERKELEY ST BOSTON MA 02116-5022	R4	53.77%	Record
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	R6	41.42%	Record

John Hancock Investment Management

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116 ■ 800-225-5291 ■ jhinvestments.com

393DPX 10/20

John Hancock Investment Management

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116 ■ 800-225-5291 ■ jhinvestments.com

393SPX 10/20

JOHN HANCOCK
164 CORPORATE DRIVE
PORTSMOUTH, NH 03801

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D25072-S10460

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. **AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.**

	For	Against	Abstain
1. To change the classification of the Fund from "diversified" to "non-diversified".	☐	☐	☐

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on December 18, 2020

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

D25073-S10460

PROXY **PROXY**

JOHN HANCOCK U.S. GROWTH FUND (FORMERLY, JOHN HANCOCK U.S. QUALITY GROWTH FUND)
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 18, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JOHN HANCOCK FUNDS III

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Jay Aronowitz, Ariel Ayanna, Sarah M. Coutu, John J. Danello, Thomas Dee, Phil Fontana, Kinga Kapuscinski, Nicholas J. Kolokithas, Suzanne Lambert, Edward Macdonald, Mara C.S. Moldwin, Harsha Pulluru, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock U.S. Growth Fund (formerly, John Hancock U.S. Quality Growth Fund) (the "Fund"), a series of John Hancock Funds III (the "Trust") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Trust (the "Meeting"), to be held on Friday, December 18, 2020, at 2:00 P.M., Eastern Time and at any adjournment(s) of the Meeting. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held **via telephone only**.

Attending the Meeting via Telephone

(844) 303-4325 (Conference ID: **383 620 457#**)

All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 20, 2020 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

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